UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2010 (February 23, 2010)

ABERCROMBIE & FITCH CO.
 (Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio	43054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 283-6500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Effective as of February 23, 2010, Craig R. Stapleton was appointed Lead Independent Director of the Board of Directors of Abercrombie & Fitch Co. (the “Company”), to serve in such role until his resignation, death or replacement by a majority of the independent directors of the Company. Simultaneously, the Board of Directors adopted a set of duties and responsibilities of the Lead Independent Director to be added to the Company’s Corporate Governance Guidelines, which are posted on the Company’s corporate website. These duties and responsibilities are included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

Not applicable.

(b) Pro forma financial information:

Not applicable.

(c) Shell company transactions:

Not applicable.

(d) Exhibits:

Exhibit No.	Description
99.1	Form of Duties and Responsibilities of Lead Independent Director

[Reminder of page intentionally left blank; signature on following page]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: February 25, 2010

By: /s/ David S. Cupps
David S. Cupps
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Form of Duties and Responsibilities of Lead Independent Director

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